                                 JARDINE FLEMING
                                INDIA FUND, INC.

                            [JARDINE FLEMING LOGO]

                                  ANNUAL REPORT
                                NOVEMBER 30, 1995

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Contents
--------------------------------------------------------------------------------
                                                                            Page
Objective                                                                      2
--------------------------------------------------------------------------------

Management                                                                     2
--------------------------------------------------------------------------------

Market Information                                                             2
--------------------------------------------------------------------------------

Directors and Administration                                                   3
--------------------------------------------------------------------------------

Highlights                                                                     4
--------------------------------------------------------------------------------

Investment Review                                                              5
--------------------------------------------------------------------------------

Major Holdings                                                                 9
--------------------------------------------------------------------------------

Investment Portfolio                                                          11
--------------------------------------------------------------------------------

Statement of Assets and Liabilities                                           17
--------------------------------------------------------------------------------

Statement of Operations                                                       18
--------------------------------------------------------------------------------

Statement of Changes in Net Assets                                            19
--------------------------------------------------------------------------------

Financial Highlights                                                          20
--------------------------------------------------------------------------------

Notes to Financial Statements                                                 21
--------------------------------------------------------------------------------

Report of Independent Accountants                                             27
--------------------------------------------------------------------------------

Dividend Reinvestment Plan                                                    28
--------------------------------------------------------------------------------

Other Information                                                             30
--------------------------------------------------------------------------------

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Objective
--------------------------------------------------------------------------------
Jardine Fleming India Fund, Inc. (the "Fund") seeks to achieve long-term capital appreciation through investments primarily in equity securities of Indian companies. The Fund may also invest up to 10% of its assets in aggregate in equity securities of companies in Pakistan, Sri Lanka and Bangladesh.

The Fund provides investors with an opportunity to participate in the emerging economies of India and its neighbors. The Indian government introduced a structural reform program in 1991 which led to the adoption of more liberal and free market economic policies. Liberalization of investment restrictions has enabled foreign institutional investors such as the Fund to have access to the increasing investment opportunities created by India's reforms.

Management
--------------------------------------------------------------------------------
Jardine Fleming International Management Inc. ("JFIM") is the investment management company appointed to advise and manage the Fund's portfolio. JFIM is part of the Jardine Fleming group, which has a team of investment managers in the Asia Pacific region managing funds in excess of US$21 billion for both institutional and private clients. Jonathan Boyer is the portfolio manager of the Fund. Mr. Boyer has worked in the Asia Pacific region for nine years. He is a portfolio manager for a number of the Jardine Fleming group's funds which invest in Indian regional securities. As a director of Jardine Fleming Holdings Limited, Mr. Boyer has been involved in the day-to-day management of the Fund's portfolio since its inception.

Market Information
--------------------------------------------------------------------------------
THE JARDINE FLEMING INDIA FUND, INC. IS LISTED ON THE NEW YORK STOCK EXCHANGE (SYMBOL "JFI") AND THE MARKET PRICE IN US DOLLARS IS PUBLISHED IN:

--------------------------------------------------------------------------------
- The Wall Street Journal (daily)

- The Asian Wall Street Journal (daily)

- Reuters (page JFID)

- The New York Times (daily)

- Barron's (each Saturday)

THE NET ASSET VALUE PER SHARE IS CALCULATED WEEKLY AND PUBLISHED IN US DOLLARS
IN:
--------------------------------------------------------------------------------
- The Wall Street Journal (under "Publicly Traded Funds" each Monday)

- The Asian Wall Street Journal (under "Publicly Traded Funds" each Monday)

- Reuters (page JFID)

- South China Morning Post in Hong Kong (first Thursday of every month)

- The New York Times (each Sunday)

- Barron's (each Saturday)

Additional information (including updated net asset value and market price) may be obtained through the Fund's dedicated, toll-free number, 800-757-0590.

To receive a copy of the Fund's most recent financial report or Dividend Reinvestment Plan brochure, please call 800-426-5523.

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Directors and Administration
--------------------------------------------------------------------------------


   OFFICERS AND DIRECTORS          Julian M.I. Reid - Director and President
                                   Sir Satcam Boolell - Director
                                   Jean Jocelyn de Chasteauneuf - Director
                                   Ashok V. Desai - Director
                                   Timothy R.H. Kimber - Director
                                   William J. Tootill - Treasurer and Secretary
                                   Brian S. Shlissel - Assistant Treasurer

   INVESTMENT ADVISER              Jardine Fleming International Management Inc.
                                   P.O. Box 3151
                                   Road Town, Tortola
                                   British Virgin Islands

   ADMINISTRATOR                   Mitchell Hutchins Asset Management Inc.
                                   1285 Avenue of the Americas
                                   New York, NY 10019
                                   USA

   MAURITIUS ADMINISTRATOR         Multiconsult Ltd.
                                   P.O. Box 799
                                   Les Jamalacs
                                   Vieux Conseil Street
                                   Port Louis
                                   Mauritius

   CUSTODIAN                       Citibank, N.A.
                                   New York:
                                   Citicorp Center
                                   153 East 53rd Street
                                   New York, NY 10043
                                   USA

                                   India:
                                   First Floor, Sakhar Bhawan
                                   Nariman Point
                                   230 Backbay Reclamation
                                   Bombay 400 021
                                   India

   INDEPENDENT ACCOUNTANTS         Price Waterhouse LLP
                                   1177 Avenue of the Americas
                                   New York, NY 10036
                                   USA

   LEGAL COUNSEL                   Cleary, Gottlieb, Steen & Hamilton
                                   New York:
                                   1 Liberty Plaza
                                   New York, NY 10006
                                   USA

                                   Hong Kong:
                                   56/F, Bank of China Tower
                                   1 Garden Road
                                   Hong Kong

   REGISTRAR, TRANSFER AGENT &     State Street Bank & Trust Company
   DIVIDEND PAYING AGENT           P.O. Box 8200
                                   Boston, MA 02266-8200
                                   USA

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Highlights
-------------------------------------------------------------------------------------
                                                     AT                   AT
                                              NOVEMBER 30, 1995     NOVEMBER 30, 1994
                                                     US $                 US $
-------------------------------------------------------------------------------------
Net Assets                                        87,479,188          174,284,782

Net Asset Value                                         7.74                15.41

MARKET DATA
Market Price on New York Stock Exchange                 9.00                13.75

Premium/Discount to Net Asset Value                    16.28%              -10.77%

TOTAL RETURN
Net Asset Value                                       -49.0%(1)             11.3%(2)

Market Price                                          -33.5%(1)             -1.4%(2)(3)

Bombay Stock Exchange ("BSE")                         -34.7%(1)              2.8%(2)
  Sensitive Index

          NET ASSET VALUE AND MARKET PRICE VS. BSE SENSITIVE INDEX (4)

               NAV            SHARE P        S. INDEX
Mar 94         100            100            100
Apr 94         102.67         104.69          97.5
May 94          98.48          94.8           93.39
Jun 94         105.7          111.91         101.88
Jul 94         108.23         100.22         103.54
Aug 94         113            104.69         107.31
Sep 94         123.97         111.91         112.91
Oct 94         119.71         113.72         110.46
Nov 94         115.02         111.05         106.38
Dec 94         109.39         104.69         101.7
Jan 95         102.49          92.5           93.94
Feb 95          93.79          87.89          89.8
Mar 95          91.23          83.35          87.16
Apr 95          92.33          87.89          86.79
May 95          82.61          83.35          77.33
Jun 95          87.87          92.5           84.96
Jul 95          79.39          85.18          78.85
Aug 95          84.51          87.89          84.02
Sep 95          79.11          77.94          81.48
Oct 95          76.11          75.16          82.26
Nov 95          77.5           65.99          78.69

(1) For the year ended November 30, 1995.

(2) From March 3, 1994 (commencement of operations) to November 30, 1994.

(3) Initial market price net of underwriting discount of $1.05 per share.

(4) Based on initial net asset value and market price of $13.85 and $15.00, respectively.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Review
--------------------------------------------------------------------------------

Dear Fellow Shareholders:

Despite encouraging economic fundamentals, the Indian equity market has not, I regret to report, reflected this situation over the past year. In local currency terms, the narrowly-based Bombay Stock Exchange Sensitive Index ("BSE") has fallen by 34.7% from its peak in September 1994. The broadly constituted indices have fallen by approximately 40%, reflecting the weaker performance of a wide range of smaller companies. Breadth indicators, such as the advance-decline ratio, have continually declined during the past 15 months. For foreign investors, the pain has been even more acute as the Indian rupee has depreciated by over 10% since the end of July. Having staged a narrow recovery from the May low to the end of October, the equity market has once again fallen back sharply, with the broader indices decisively breaching the lows set earlier in the year.

In last year's annual report, we highlighted the vigor with which the Indian economy had begun to emerge from the restructuring-related recession of the early 1990s and painted an optimistic picture for a protracted cyclical upturn. In this regard, India's performance has been encouraging. Gross Domestic Product ("GDP") growth for the year ending March 1996 is expected to exceed 6%, following the increase of 5.6% for the previous year, with a healthy mixture of expansion in consumption, capital investment and trade. Core industrial output (coal, cement, steel, petroleum and electricity) in the first half of this fiscal year was especially robust, up 10.4%. While GDP growth is likely to moderate in the second half of the year in response to higher interest rates, such growth for the year should exceed 9%.

The last time India experienced strong demand growth was under Rajiv Gandhi's administration in the late 1980s. At that time, a consumer boom led to an inflationary upsurge, an escalation in the national debt and eventually the depletion of foreign reserves, which precipitated India's embrace of the IMF-sponsored reform program. Chastened by that experience, India's policymakers have been much more cautious in their management of monetary conditions this time around, resulting in a steady tightening of credit conditions over the past twelve months.

The underlying problem has been that the Indian private sector's demand for credit has outpaced its savings growth at a time when government expenditure has also accelerated. Normally, such a shortfall would need to be met by increased foreign capital inflow, fiscal retrenchment or higher cost of credit. In a large and unwieldy democracy like India, reductions in government spending are difficult in the best of times, and in an election year, they are out of the question. Despite greater than expected tax receipts (up 24% in the first half of the year), the fiscal deficit has risen, leading to a "crowding out" effect as the Reserve Bank of India's ("RBI") credit to the government has escalated.

Unfortunately, the government's efforts to encourage inward investment flows have yet to achieve tangible results. Prospective investors in key infrastructure areas, such as power and telecommunications, have been put off by the renegotiation of the Enron project and by the difficulties surrounding the telecom license bidding process. As a result, foreign direct investment ("FDI") inflows may barely exceed $1 billion this year which is a lower figure than was expected, but still above 1994's figure. Meanwhile portfolio investors, who have been net buyers of Indian equities for most of this year, have been alarmed by the extent of the rupee's depreciation and have become more cautious. In allowing

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Review (continued)
--------------------------------------------------------------------------------

the rupee to slide, the authorities had aimed to boost exports and halt an incipient deterioration in the current account. However, what initially appeared to be managed depreciation, turned into more of a rout. The RBI was forced to intervene with large dollar sales, which in turn drained liquidity from the financial system and drove interest rates up to critical levels. In response to rising funding costs and increased demand from borrowers, banks raised their prime lending rates by 100 basis points to 16.5% in early November.

The extent of RBI intervention led to sharp contractions in the monetary aggregates, with both M3 and reserve money falling below the 15% year-on-year growth target, well down from the expansion of over 20% in the year ended March 1995. Inflation has remained relatively subdued for the past six months, with wholesale price increases confined to the 8% to 9% range. This should provide scope for the Central Bank to ease domestic liquidity during the next several months, most probably through further reductions in the cash reserve requirement for the banking sector. This appears to have been the RBI's approach in recent weeks, as it has worked to restore a degree of stability to both the exchange rate and call money markets.

PROSPECTS

In the short term, an easing of monetary conditions by the RBI should enable the equity market to recoup some of its recent losses. Over the medium term, though, much will depend upon the outcome of the impending general election which is due by June 1996. The political landscape has been confused for much of the past year since the Congress party suffered heavy defeats in a series of state elections at the hands of the Bharatiya Janata Party ("BJP") and other opposition parties. At a time when funding constraints are threatening to erode the momentum of growth and fiscal discipline is sorely needed, a stable political environment would be very much appreciated. Prospects for the equity market depend as much upon the election producing a workable government as all other factors combined.

Nevertheless, it is important to remember that India's funding problems are not intractable. This funding squeeze should take the form of a bout of hiccups rather than a Mexican-style heart attack. Higher deposit rates should boost savings growth for the second half of the year. According to a recent report from the Center for Monitoring the Indian Economy, private sector investment demand is cooling as lending rates rise. The trade deficit has already contracted sharply from the first quarter peak.

There are concerted moves to widen the tax net and to standardize corporate tax rates, which should lead to a big increase in revenues over the medium term. Despite the negative publicity of the past few months, the FDI is set to take off from this point (comparing India's FDI inflows of $1 billion with China's $50 billion this year). India's foreign exchange reserves still exceed $17 billion, equivalent to over 6 months of imports, despite heavy intervention in recent weeks. This year's fiscal deficit will exceed the government's target and could range between 6.5% and 7% well below the levels of 5 years ago. In short, India needs to muddle through the next 6 to 12 months before it can count on a more reliable flow of funds. In the meantime, the government needs to ensure that the reform process is pursued in order to provide the basis for a less hostile post election credit situation.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Review (continued)
--------------------------------------------------------------------------------

In sharp contrast to the government's tribulations at the macro level, corporate performance has continued to be impressive. The results reported so far for the April-to-September period indicate that sales, operating profits and net profits have risen by 29%, 36% and 44%, respectively. The quality of profits has improved with non-operating income now accounting for less than 20% of total income, down from 35% in financial year 1994. Most large companies took advantage of the period of low interest rates between 1991 and 1994 to deleverage their balance sheets (top industrial companies like Tata Iron & Steel Co. Ltd., Tata Engineering and Locomotive Co. Ltd., Bajaj Auto Ltd. and Grasim Industries Ltd. have reduced their gearing ratios to 50% or less from levels 3 or 4 times that of a few years before) and have not been too badly troubled by the recent rise in interest rates. The dilution overhang from heavy equity issuance over the past few years indicates that earning per share growth in 1995-1996 should be approximately 25%.

Prospects for earnings growth will be critically dependent upon the extent to which the current resource crunch persists and the slowdown in private demand that may ensue. Over the past 18 months, the corporate sector has started to invest much more heavily in capital stock and therefore, would suffer a squeeze in margins if demand growth should fall below expectations.

Stock market participants have fared less well as the liquidity situation has deteriorated. Domestic mutual fund companies, most notably Unit Trust of India, have suffered constant redemptions as companies have sought to raise cash. This trend has accelerated as the last of the tax wash privileges for corporates investing in mutual funds was removed in the most recent budget. Recent instructions to Public Sector Unit ("PSU") companies to divest their holdings will only serve to exacerbate an already difficult position. Equity supply remained high in the first half of the year despite the downturn in the market, but dwindling cash levels have resulted in a buyer's strike in the second half. Cash held by the domestic mutual funds will no doubt be held back for the next round of PSU divestments, which is likely to take place in the first quarter of 1996. Meanwhile the order of asset preference is likely to be cash, bonds, then equities.

Should the RBI choose to ease in the next couple of months, it should provide much needed relief to the equity market. If it does not ease, the risk of another downleg will remain. Concerns about fiscal indiscipline, inflation and interest rates are likely to persist ahead of the general election. However, the stock market has moved swiftly to discount these worries and valuations have retreated to extremely low levels. Our own earnings estimates place the market at just over 12 times price-to-earnings for March 1996 and around 10 times March 1997. Foreign investors are under-invested in India relative to their weightings in the Asian and "emerging markets" universes, partly attributable to concerns regarding the cumbersome paper settlement system. Custody facilities in India have improved significantly over the past year as competition has intensified and new capacities have been installed. Moreover, when the new central depository system becomes effective, India's settlement process should be smoother.

PORTFOLIO STRATEGY

For the past year, we have concentrated the portfolio in larger, more financially secure companies and have looked to divest from smaller stocks. We have also endeavored to reduce the Fund's exposure to sectors sensitive to the commodity cycle such as steel,

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Review (continued)
--------------------------------------------------------------------------------

cement and chemicals. We now feel that the divergence between large and small companies and between cyclicals and non-cyclicals has gone far enough. Rather than a general shift out of these areas, we have recently concentrated on accumulating companies -- large or small -- capable of producing above average earnings growth for the next 2 to 3 years without recourse to equity funding. Judgment of management integrity has become a more important investment criteria for us than pure valuation ratios. We have adopted a somewhat more defensive posture during the past couple of months and are likely to maintain this stance over the coming weeks as the RBI's monetary policy becomes more apparent. However, having suffered from the downturn of the past 15 months, we do not wish to be in an overly defensive position when market sentiment improves. Once the election is over and assuming that the new government is a relatively stable coalition, it may be as difficult to buy the market as, in the past year, it has been to sell it.


Respectfully submitted,

/s/ Julian M.I. Reid
--------------------

Julian M.I. Reid
President
December 20, 1995

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Major Holdings
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995

                                                                                     % of
Company                                                                            Net Assets
---------------------------------------------------------------------------------------------
MAHANAGAR TELEPHONE NIGAM LTD.                                                        5.7

A provider of basic telephone services in Bombay and Delhi where the majority of higher revenue business calls are concentrated. Expected tariff revisions and a new agreement on revenue sharing with the Department of Telecommunications are expected to benefit the company's future earnings stream.

HOUSING DEVELOPMENT FINANCE CORP.                                                     5.6

India's largest provider of mortgage loans. A middle class population of over 150 million, a housing shortage estimated to be in excess of 10 million units, and increasing urbanization provide the company with opportunities for new business.

TATA IRON & STEEL CO. LTD.                                                            5.4

The second largest steel manufacturer in India and the largest private sector integrated steel plant with an approximately 15% market share. Commercialization of a one million tons per annum ("tpa") hot rolled coil facility should result in a value-added product mix.

HINDALCO INDUSTRIES LTD.                                                              4.5

India's largest private sector integrated aluminum producer. With captive power generation and bauxite mines, the company is one of the lowest cost producers in the world. The shares are currently trading at 10x projected March 1996 earnings and 8x projected March 1997 earnings.

STATE BANK OF INDIA                                                                   4.4

India's largest bank with over 8,000 branches and over 20% of national deposits.
The bank is implementing a restructuring program to streamline decision making.
Measured by return on assets and price-to-earnings, the company appears very undervalued.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Major Holdings (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995

                                                                                     % of
Company                                                                            Net Assets
---------------------------------------------------------------------------------------------
TATA ENGINEERING AND LOCOMOTIVE CO. LTD.                                              3.6

The dominant producer of commercial vehicles with a nationwide dealership network. It recently entered utility and passenger car segments and has also established a joint venture with Daimler Benz to produce Mercedes Benz automobiles for the domestic and export markets.

PAKISTAN TELECOMMUNICATIONS                                                           3.5

A recently privatized monopoly, providing domestic and international telecommunication services in Pakistan. The diffusion of telephone lines in Pakistan is among the lowest in the world, at less than one per 1,000.

RELIANCE INDUSTRIES LTD.                                                              3.4

One of the world's largest integrated textile manufacturers with capacities established from basic naphtha to quality fabrics. A significant player in product lines such as purified terephthalic acid, polyester filament yarn, polyester staple fibre, monoethylene glycol, linear alkyl benzene, high-density polyethylene and linear low-density polyethylene.

BAJAJ AUTO LTD.                                                                       3.2

Manufacturer of the ubiquitous Indian three-wheeler auto rickshaw and a dominant figure in the range of two-wheeler products such as scooters and motorcycles.
The company enjoys strong brand recognition especially in rural areas where it has an unrivaled distribution network.

ASSOCIATED CEMENT COMPANIES LTD.                                                      3.0

With an approximately 15% share of the Indian cement market and capacity expansion from 8 million tpa to 10 million tpa through fiscal year 1995, the company is positioned to benefit from demand growth in the cement industry.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                        % of
                                                                             Value       Net
Description                                                     Shares       US $      Assets
---------------------------------------------------------------------------------------------
EQUITIES (97.8%)
---------------------------------------------------------------------------------------------
INDIA (91.9%)
---------------------------------------------------------------------------------------------
AUTOS & TRANSPORT EQUIPMENT (9.5%)

  Bajaj Auto Ltd. 'A'                                          150,000    2,840,746       3.2
  Hero Honda Ltd. 'B'                                          100,000      585,366       0.7
  Mahindra & Mahindra Ltd. 'A'                                 160,000    1,450,789       1.6
  Majestic Auto Ltd. 'B'                                       150,000      355,093       0.4
* Tata Engineering and Locomotive Co. Ltd. -
    Call Warrants expiring March 8, 1996                       200,000      775,000       0.9
  Tata Engineering and Locomotive Co. Ltd. GDR                  60,000      735,000       0.8
  Tata Engineering and Locomotive Co. Ltd. - Unit (a)          100,000    1,612,500       1.9
---------------------------------------------------------------------------------------------
                                                                          8,354,494       9.5
---------------------------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES (13.3%)

  Federal Bank Ltd. 'B'                                        142,600      740,620       0.9
  Housing Development Finance Corp. 'A'                         71,190    4,882,184       5.6
  Karur Vysya Bank Ltd. 'B'                                     73,000      439,885       0.5
  State Bank of India 'A'                                      800,000    3,833,572       4.4
  20th Century Finance Corporation Ltd. 'B'                    135,250      182,403       0.2
  Vysya Bank Ltd. 'B'                                           30,700    1,519,584       1.7
---------------------------------------------------------------------------------------------
                                                                         11,598,248      13.3
---------------------------------------------------------------------------------------------
BASIC MATERIALS (4.5%)

  Hindalco Industries Ltd.                                      45,000    1,125,968       1.3
* Hindalco Industries Ltd. GDR                                 100,000    2,775,000       3.2
---------------------------------------------------------------------------------------------
                                                                          3,900,968       4.5
---------------------------------------------------------------------------------------------
BUILDING MATERIALS/CEMENT (5.2%)

  Associated Cement Companies Ltd. 'A'                          35,000    2,596,126       3.0
  Jaiprakash Industries Ltd. 'A'                             1,750,000    1,631,994       1.8
  Kajaria Ceramics Ltd. 'B'                                      1,100        3,946       0.0
  Madras Cement Ltd. 'B'                                         1,500      335,725       0.4
---------------------------------------------------------------------------------------------
                                                                          4,567,791       5.2
---------------------------------------------------------------------------------------------

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                        % of
                                                                             Value       Net
Description                                                     Shares       US $      Assets
---------------------------------------------------------------------------------------------
BUSINESS & INDUSTRY SERVICES (0.7%)

* Datapro Information Technology Ltd. 'B'                      600,000      193,687       0.2
  Infosys Technologies Ltd. 'B'                                 40,000      418,938       0.5
---------------------------------------------------------------------------------------------
                                                                            612,625       0.7
---------------------------------------------------------------------------------------------
CHEMICALS (8.0%)

  BOC Ltd.                                                     323,900      831,824       1.0
  Finolex Industries Ltd. 'A'                                  939,000      774,641       0.9
  Indian Petrochemical GDR                                     255,000    2,422,500       2.8
  Indo Gulf Fertilizers & Chemicals Corp. Ltd. 'A'              55,400       69,151       0.1
  Mardia Chemical Ltd. 'B'                                     192,400      303,644       0.3
  SVC Superchemicals Ltd. 'B'                                6,650,500    2,576,234       2.9
  United Phosphorus Ltd. 'B'                                     2,020       15,940       0.0
---------------------------------------------------------------------------------------------
                                                                          6,993,934       8.0
---------------------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.5%)

  Godrej Soaps Ltd. 'B'                                        157,000      400,947       0.5
---------------------------------------------------------------------------------------------
ELECTRONICS & COMPONENTS (1.6%)

  IFB Industries Ltd. 'B'                                      210,000      879,770       1.0
  Samtel Colour Ltd. 'B'                                        37,200       40,029       0.1
  Unitech Ltd. 'B'                                             150,000      439,024       0.5
  Videocon International Ltd. 'A'                                5,200       10,967       0.0
---------------------------------------------------------------------------------------------
                                                                          1,369,790       1.6
---------------------------------------------------------------------------------------------
ENERGY (6.6%)

  Bharat Petroleum Corp. Ltd. 'B'                              350,000    2,289,813       2.6
  Calcutta Electric Supply Company Ltd. 'B'                    599,992    1,609,735       1.8
  Hindustan Petroleum Ltd. 'A'                                 187,600    1,528,792       1.8
  NEPC Micon Ltd. 'B'                                          300,100      378,892       0.4
  Western Paques India Ltd. 'B'                                    400          976       0.0
---------------------------------------------------------------------------------------------
                                                                          5,808,208       6.6
---------------------------------------------------------------------------------------------
FINANCE & SECURITIES (0.4%)

  Autoriders Finance Ltd. 'B'                                  200,000      381,636       0.4
---------------------------------------------------------------------------------------------

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                Shares/                 % of
                                                               Principal     Value       Net
Description                                                     Amount       US $      Assets
---------------------------------------------------------------------------------------------
FOOD & BEVERAGE (0.8%)

  Cadbury India Ltd. 'A'                                        20,769      178,786       0.2
  Dhampur Sugar Mills Ltd. 'B'                                   3,700       10,192       0.0
* Dhampur Sugar Mills Ltd. - Rights                              1,233            0       0.0
* Fishing Falcons Ltd. 'B'                                     545,000       62,554       0.1
  Parry Agro Industries Ltd. 'B'                                90,000      322,812       0.4
  The Simbhaoli Sugar Mills Ltd. - PCD                         175,000      123,027       0.1
---------------------------------------------------------------------------------------------
                                                                            697,371       0.8
---------------------------------------------------------------------------------------------
HOTELS & TOURISM (2.9%)

  Bharat Hotels Ltd. 'B'                                        81,500      376,514       0.4
  East Indian Hotels Ltd. 'A'                                  129,978    1,834,984       2.1
  Indian Hotels Co. Ltd. 'A'                                    20,050      312,976       0.4
---------------------------------------------------------------------------------------------
                                                                          2,524,474       2.9
---------------------------------------------------------------------------------------------
MECHANICAL ENGINEERING (1.3%)

  ATV Projects India Ltd. 'B'                                1,000,000      674,319       0.8
  Kirloskar Cummins Ltd. 'B'                                    58,800      489,297       0.5
---------------------------------------------------------------------------------------------
                                                                          1,163,616       1.3
---------------------------------------------------------------------------------------------
MEDIA (2.3%)

* New Delhi Television Ltd. 'B' (b)                             64,867    1,256,391       1.4
* Shivalik Projects Ltd. 'B' (b)                               555,000            0       0.0
  Zee Telefilms Ltd. 'B'                                       217,400      792,247       0.9
---------------------------------------------------------------------------------------------
                                                                          2,048,638       2.3
---------------------------------------------------------------------------------------------
MISCELLANEOUS INDUSTRIALS (4.0%)

  Grasim Industries Ltd. 'A'                                   125,000    1,814,921       2.1
  Larsen & Toubro Ltd. 'A'                                     146,500      994,182       1.1
  Namaste Exports Ltd. 'B'                                         200          218       0.0
  Satyam Computer Ltd.                                         290,262      349,814       0.4
  Satyam Computer Ltd.
    Fully Convertible Debentures
    12.00%, 6/01/99 (Part B)                             Rs 17,415,720      349,813       0.4
---------------------------------------------------------------------------------------------
                                                                          3,508,948       4.0
---------------------------------------------------------------------------------------------

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                        % of
                                                                             Value       Net
Description                                                     Shares       US $      Assets
---------------------------------------------------------------------------------------------
PAPER & PACKAGING (0.3%)

  Transpek Industry Ltd. 'B'                                    81,000      269,613       0.3
---------------------------------------------------------------------------------------------
PHARMACEUTICALS (0.0%)

  Paam Pharmaceuticals Delhi Ltd.'B'                               750          823       0.0
---------------------------------------------------------------------------------------------
SHIPPING/MARINE (2.1%)

  Great Eastern Shipping Co. Ltd. 'A'                        1,332,384    1,796,902       2.1
---------------------------------------------------------------------------------------------
STEEL (8.3%)

  Essar Gujarat Ltd. 'A'                                        20,683       22,701       0.0
* Hindustan Development Corp. Ltd. - Call Warrants             600,000       18,000       0.0
  Jindal Iron & Steel Co. Ltd. 'A'                             340,000    1,121,951       1.3
* Jindal Iron & Steel Co. Ltd. - Warrants (b)                   83,950       84,311       0.1
  Saw Pipes Ltd. 'B'                                           280,000    1,245,337       1.5
  Tata Iron & Steel Co. Ltd. 'A'                               800,000    4,741,463       5.4
---------------------------------------------------------------------------------------------
                                                                          7,233,763       8.3
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.0%)

  Bharti Telecom Ltd. 'B'                                          200          479       0.0
  Finolex Cables Ltd. 'B'                                          865        5,113       0.0
  Mahanagar Telephone Nigam Ltd. 'A'                         1,250,000    5,021,521       5.7
  Sterlite Industries India Ltd. 'A'                               380        3,108       0.0
  Usha Beltron Ltd. 'B'                                        218,000      844,476       1.0
  Videsh Sanchar 'B'                                            50,000    1,133,429       1.3
---------------------------------------------------------------------------------------------
                                                                          7,008,126       8.0
---------------------------------------------------------------------------------------------
TEXTILES (9.3%)

  Arvind Mills Ltd. 'A'                                        100,968      310,002       0.4
  Arvind Mills Ltd. GDS                                        225,000      900,000       1.0
* Bombay Dyeing and Manufacturing Co. Ltd. -
    Warrants                                                   300,000       45,000       0.1
  Century Textiles & Industries Ltd. 'A'                         1,707      226,784       0.3
  Century Textiles & Industries Ltd. GDR                        18,000    2,205,000       2.5
  Orkay Industries Ltd. 'A'                                     60,000       26,255       0.0
* Orton Synthetics Ltd. 'B'                                  1,648,100      189,165       0.2

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                        % of
                                                                             Value       Net
Description                                                     Shares       US $      Assets
---------------------------------------------------------------------------------------------
TEXTILES (continued)

  Parasrampuria Synthetics Ltd. - Cum. Conv. Pfd.               45,000      104,591       0.1
  Reliance Industries Ltd. 'A'                                 200,000    1,228,121       1.4
  Reliance Industries Ltd. GDR                                 125,000    1,765,625       2.0
  South India Viscose Ltd. - Unit (c)                          120,000    1,080,000       1.2
* South India Viscose Ltd. - Warrants                          500,000       65,000       0.1
---------------------------------------------------------------------------------------------
                                                                          8,145,543       9.3
---------------------------------------------------------------------------------------------
TRANSPORT, UTILITIES, SERVICES (2.3%)

  Modi Luft Ltd. 'B'                                         3,135,600    1,732,003       2.0
  SAI Service Station Ltd. 'B'                                 137,000      243,730       0.3
---------------------------------------------------------------------------------------------
                                                                          1,975,733       2.3
---------------------------------------------------------------------------------------------
TOTAL INDIA (cost $126,725,243)                                          80,362,191      91.9
---------------------------------------------------------------------------------------------
PAKISTAN (3.5%)
---------------------------------------------------------------------------------------------
BUILDING MATERIALS/CEMENT (0.0%)

  DG Khan Cement                                                   900          843       0.0
---------------------------------------------------------------------------------------------
CHEMICALS (0.0%)

  Fauji Fertilizer                                                 100          149       0.0
---------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.5%)

* Pakistan Telecommunications GDR                               40,000    3,120,000       3.5
---------------------------------------------------------------------------------------------
TOTAL PAKISTAN (cost $5,007,503)                                          3,120,992       3.5
---------------------------------------------------------------------------------------------
SRI LANKA (2.4%)
---------------------------------------------------------------------------------------------
BANKING & FINANCIAL SERVICES (1.2%)

  Development Finance Corp. of Ceylon                           53,200      285,375       0.3
  National Development Bank                                    200,000      790,514       0.9
---------------------------------------------------------------------------------------------
                                                                          1,075,889       1.2
---------------------------------------------------------------------------------------------

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Investment Portfolio (continued)
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                              Shares/                   % of
                                                             Principal      Value       Net
Description                                                   Amount         US $      Assets
---------------------------------------------------------------------------------------------
CONGLOMERATES (1.2%)

  John Keells GDR                                              175,000    1,006,250       1.2
---------------------------------------------------------------------------------------------
TOTAL SRI LANKA (cost $2,452,372)                                         2,082,139       2.4
---------------------------------------------------------------------------------------------
TOTAL EQUITIES (cost $134,185,118)                                       85,565,322      97.8
=============================================================================================
BONDS (1.4%)
---------------------------------------------------------------------------------------------
INDIA (1.4%)
---------------------------------------------------------------------------------------------
STEEL (1.4%)

  Jindal Iron and Steel Co. Ltd., 'B'
    Non-Convertible Debentures,
    Secured Redeemable
    10.50%, 1/14/03 (b)                                  Rs 41,975,000    1,204,448       1.4
---------------------------------------------------------------------------------------------
TOTAL BONDS (cost $1,338,702)                                             1,204,448       1.4
=============================================================================================
TOTAL INVESTMENTS (99.2%)

    (cost $135,523,820) (d)                                              86,769,770      99.2
=============================================================================================
OTHER ASSETS LESS LIABILITIES (0.8%)                                        709,418       0.8
---------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                      87,479,188     100.0
=============================================================================================

GDR -- Global Depositary Receipt
GDS -- Global Depositary Security
PCD -- Partly Convertible Debentures
Rs -- Indian Rupees

*Non-income producing security

(a) Each unit represents 1 GDR and 1 warrant.
(b) Fair valued security. At November 30, 1995, these securities totaled $2,545,150 or 2.9% of net assets (See Note 2).
(c) Each unit represents 3 GDS and 1 warrant.
(d) Aggregate cost for federal income tax purposes is $136,291,619.
    The aggregate unrealized appreciation (depreciation) for all securities is as follows:

                                                                         US $
-------------------------------------------------------------------------------
   Excess of market value over tax cost                               1,356,171
   Excess of tax cost over market value                             (50,878,020)
-------------------------------------------------------------------------------
   Net unrealized depreciation                                      (49,521,849)
===============================================================================

                 See accompanying notes to financial statements

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Statement of Assets and Liabilities
---------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                       US $
---------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------
Investments at value (cost $135,523,820) (Note 2)                                  86,769,770
Cash (including Indian Rupees with a value of
  $1,804,075 and a cost of $1,812,566)                                              3,556,877
Receivable for investment securities sold                                           4,101,414
Dividends and interest receivable                                                   1,065,365
Deferred organizational costs (Note 1)                                                 69,656
Prepaid expenses                                                                       18,662
---------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                       95,581,744
---------------------------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------------------------
Loan payable (Note 7)                                                               6,288,627
Payable for investment securities purchased                                         1,363,168
Accrued expenses                                                                      257,227
Payable to Investment Adviser (Note 3)                                                110,121
Interest payable (Note 7)                                                              64,642
Payable to Administrators (Note 3)                                                     18,771
---------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   8,102,556
---------------------------------------------------------------------------------------------
NET ASSETS                                                                         87,479,188
---------------------------------------------------------------------------------------------
Net assets consist of:
Common stock, $0.001 par value (100,000,000 shares authorized;
  11,307,169 shares issued and outstanding) (Note 1)                                   11,307
Additional paid-in capital                                                        154,653,929
Accumulated net realized loss and distributions in excess
  of net realized gain (Note 2)                                                   (18,305,018)
Net unrealized depreciation on investments and other assets
  and liabilities denominated in foreign currencies                               (48,881,030)
---------------------------------------------------------------------------------------------
NET ASSETS                                                                         87,479,188
=============================================================================================

NET ASSET VALUE PER SHARE ($87,479,188 divided by 11,307,169)                            7.74
=============================================================================================

                 See accompanying notes to financial statements

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Statement of Operations
---------------------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1995
---------------------------------------------------------------------------------------------
                                                                                       US $
---------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------
Dividends (net of withholding taxes of $275,106) (Notes 2,6)                        1,709,310
Interest (net of withholding taxes of $68,804) (Notes 2,6)                            316,280
---------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                             2,025,590
---------------------------------------------------------------------------------------------

EXPENSES
---------------------------------------------------------------------------------------------
Investment advisory fees (Note 3)                                                   1,795,187
Interest (Note 7)                                                                     734,016
Custodian and accounting fees                                                         602,823
Administration fees and expenses (Note 3)                                             226,458
Audit and tax services fees                                                            92,225
Legal fees                                                                             88,863
Directors' fees and expenses                                                           83,360
Reports and notices to shareholders                                                    72,865
Amortization of organizational costs (Note 1)                                          36,853
Insurance expense                                                                      36,364
New York Stock Exchange listing fee                                                    26,185
Transfer agent fees                                                                    16,425
Miscellaneous expenses                                                                 41,150
---------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                      3,852,774
---------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                (1,827,184)
=============================================================================================

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS (Note 2)
---------------------------------------------------------------------------------------------
NET REALIZED LOSS ON:
  Investments                                                                     (17,548,701)
  Foreign currency transactions                                                      (144,676)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                     (64,935,355)
  Other assets and liabilities denominated in foreign currency                       (215,050)
---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS                                               (82,843,782)
=============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              (84,670,966)
=============================================================================================

                 See accompanying notes to financial statements

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
                                                                             FOR THE PERIOD
                                                        FOR THE YEAR         MARCH 3, 1994*
                                                            ENDED                THROUGH
                                                      NOVEMBER 30, 1995     NOVEMBER 30, 1994
                                                            US $                  US $
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss                                     (1,827,184)                (943,103)
  Net realized gain (loss) on investments
    and foreign currency transactions                    (17,693,377)               2,298,502
  Net change in unrealized appreciation/
    depreciation on investments and other
    assets and liabilities denominated in
    foreign currency                                     (65,150,405)              16,269,375
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                              (84,670,966)              17,624,774
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS: (Note 10)
  From net realized gain on investments                   (1,355,399)                   --
  In excess of net realized gain
    on investments                                          (792,963)                   --
---------------------------------------------------------------------------------------------
Total distributions                                       (2,148,362)                   --
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (Notes 1,9)
  Common stock issued                                           --                157,635,000
  Offering costs charged and adjustment
    to additional paid-in capital                             13,734               (1,075,000)
---------------------------------------------------------------------------------------------
Net increase in capital share transactions                    13,734              156,560,000
---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    (86,805,594)             174,184,774

Net Assets:
  Beginning of period                                    174,284,782                  100,008
---------------------------------------------------------------------------------------------
  End of period                                           87,479,188              174,284,782
=============================================================================================

* Commencement of operations.


                 See accompanying notes to financial statements

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Financial Highlights
---------------------------------------------------------------------------------------------
Selected data for a share of common stock outstanding throughout each period is presented below.
                                                                             FOR THE PERIOD
                                                          FOR THE YEAR       MARCH 3, 1994*
                                                              ENDED              THROUGH
                                                        NOVEMBER 30, 1995   NOVEMBER 30, 1994
                                                              US $                US $
---------------------------------------------------------------------------------------------
  Net asset value, beginning of period                           15.41                  13.95**
  Offering costs charged to additional
    paid-in capital                                             --                      (0.10)
---------------------------------------------------------------------------------------------
                                                                 15.41                  13.85
---------------------------------------------------------------------------------------------
  Net investment loss                                            (0.16)                 (0.08)
  Net realized and unrealized gain (loss) on
    investments and other assets and liabilities
    denominated in foreign currency                              (7.32)                  1.64
---------------------------------------------------------------------------------------------
  Total from investment operations                               (7.48)                  1.56
---------------------------------------------------------------------------------------------
  Distributions to Shareholders: (Note 10)
    From net realized gain on investments                        (0.12)                --
    In excess of net realized gain on investments                (0.07)                --
---------------------------------------------------------------------------------------------
  Total distributions                                            (0.19)                --
---------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    7.74                  15.41
=============================================================================================
MARKET PRICE, END OF PERIOD                                       9.00                  13.75
=============================================================================================
  TOTAL INVESTMENT RETURN BASED ON: (a) (b)
    Net asset value                                             (48.96)%                11.26%
    Market price                                                (33.48)%                (1.43)%
  RATIOS/SUPPLEMENTAL DATA
    Net assets, end of period                              $87,479,188           $174,284,782
    Ratio of expenses to average net assets                       2.90%                  2.29%+
    Ratio of expenses to average net assets,                      2.35%                --
      excluding interest expense
    Ratio of net investment loss to average net assets           (1.38)%                (0.75)%+
    Portfolio turnover rate                                         49%                    32%

____________________

   * Commencement of operations.

  ** Initial public offering price of $15.00 per share net of underwriting discount of $1.05 per share.

   + Annualized.

 (a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

     Generally, total investment return based on net asset value will be higher than total investment return based on market price in periods where there is an increase in the discount or a decrease in the premium of the market price to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

 (b) Total investment return for a period of less than one year is not annualized.

                 See accompanying notes to financial statements

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements
--------------------------------------------------------------------------------
AT NOVEMBER 30, 1995

1.    ORGANIZATION AND CAPITAL

      Jardine Fleming India Fund, Inc. (the "Fund") was incorporated in the State of Maryland on January 5, 1994 after the sale of 7,169 shares to Jardine Fleming International Management Inc. (the "Adviser") and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on March 3, 1994 after issuing 10,750,000 shares of common stock in its initial public offering. An additional 550,000 shares were issued in connection with the exercise of the underwriters' over-allotment option. Offering costs of $1,061,266 have been charged to additional paid-in capital. Organizational costs of $135,644 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

2.    SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund, which are in conformity with generally accepted accounting principles.

      I)   SECURITY VALUATION

           Net asset value is calculated at the close of business on Thursday of each week or the preceding business day if the Bombay Stock Exchange is not open for trading. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      II)  FOREIGN CURRENCY TRANSLATION

           The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows:

           o investments and other assets and liabilities denominated in foreign currency at the prevailing rates of exchange on the valuation date;

           o purchases and sales of investments and income and expenses at the prevailing rates of exchange on the respective dates of such transactions.

           The resulting net foreign currency gain or loss is included in the Statement of Operations.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

           Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities. Accordingly, such net realized and unrealized foreign currency gain (loss) is included in net realized and unrealized loss on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain
           (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to US federal income tax regulations.

           Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized depreciation on investments and other assets and liabilities denominated in foreign currency.

           Net realized foreign currency losses of $144,676 represent foreign currency gains and losses from holdings of foreign currencies, sales and maturities of foreign debt securities, transactions in foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the US dollar equivalent of the amounts actually received or paid.

      III) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

           Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investments are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

      IV)  DIVIDENDS AND DISTRIBUTIONS

           Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of additional paid-in capital. As a result of permanent book/tax

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

           differences primarily attributable to net investment loss, $2,008,506 has been reclassified to additional paid-in capital. Net assets were not affected by this reclassification.

3.    INVESTMENT ADVISER AND ADMINISTRATORS

      I) The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Adviser is paid a monthly advisory fee at an annual rate of 1.35% of the value of the Fund's average weekly net assets.

      II) Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administrative Services Agreement. The Fund pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Fund's average weekly net assets up to $200 million and 0.10% of the value of such net assets in excess of $200 million, with a minimum annual fee of $200,000.

           Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund's Mauritius branch. The Mauritius Administrator is paid a monthly fee of $1,500, a quarterly fee of $1,000, and receives reimbursement for certain out-of-pocket expenses.

4.    PORTFOLIO TRANSACTIONS

      For the year ended November 30, 1995, total purchases and sales of portfolio securities, excluding short-term securities, were $66,292,522 and $67,026,916, respectively.

      At November 30, 1995, the Fund owned securities valued at approximately $17,446,000 which were in the process of being registered in the name of the Fund. Indian securities regulations normally preclude the Fund from selling such securities until the completion of the registration process.

5.    US FEDERAL INCOME TAXES

      It is the Fund's intention to qualify as a regulated investment company and to distribute, at least annually, substantially all of its net investment income and any net capital gains. Accordingly, no provision for US federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to US federal excise tax.

      At November 30, 1995, the Fund had a capital loss carryforward of $17,537,219 available as a reduction, to the extent provided in the regulations of any future net capital gains realized before the end of fiscal year 2003. To the extent that these losses are used to offset future capital gains, such gains will not be distributed to shareholders.

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6.    FOREIGN INCOME TAXES

      The Fund invests in India through a registered branch office established in Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India. To obtain benefits under the double taxation treaty the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a tax residence certification from the Mauritian authorities and believes such certification is determinative of its resident status for treaty purposes. A fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends which has been provided for in the accounts. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20%.

      The Fund will pay tax in Mauritius on income distributions received from the Fund's investments in India at rates which, when offset by the credit available in respect of tax withheld in India on payment of income to the Fund, will result in a net payment in Mauritius in respect of such distributions at an effective rate of approximately 1%. For the year ended November 30, 1995, no provision for Mauritius taxes is considered necessary as a result of net investment losses incurred by the Fund.

      The foregoing is based on current interpretation and practice and is subject to any future changes in Indian or Mauritius tax laws and in the tax treaty between India and Mauritius.

7.    TRANSACTIONS WITH AFFILIATES

      Jardine Fleming International Inc. and Robert Fleming, Inc., affiliates of the Adviser, participated in the underwriting group as managers in the offering of the Fund's common stock. Jardine Fleming International Inc. informed the Fund that it received $714,411 in underwriting and management fees, and $1,117,305 in selling concessions for the sale of 2,590,700 shares. Robert Fleming, Inc. informed the Fund that it received $295,286 in underwriting and management fees and $134,294 in selling concessions for the sale of 422,367 shares. PaineWebber also participated in the underwriting group as managers in the offering of the Fund's common stock. PaineWebber informed the Fund that it received $1,009,697 in underwriting and management fees and $2,654,321 in selling concessions for the sale of 5,171,067 shares.

      The Adviser, out of its advisory fee, pays PaineWebber a fee in an amount equal to 0.10% of the Fund's average weekly net assets in consideration for certain consulting and support services (not including advice or recommendations regarding the purchase or sale of investment securities). For the year ended November 30, 1995, $132,977 was paid or accrued by the Adviser to PaineWebber for such services. For the year ended November 30, 1995, the Administrator, which is an affiliate of PaineWebber, earned $200,000 in administration fees from the Fund.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      For the year ended November 30, 1995, the Fund paid $141,889 in brokerage commissions to Jardine Fleming India Broking, (Pvt) Ltd., an affiliate of the Adviser.

      The Fund has entered into a multi-currency Revolving Credit Agreement (the "Agreement"), payable on demand, with Jardine Fleming Bank Limited (the "Lender"), an affiliate of the Adviser. The maximum credit available under the Agreement is the lower of $15,000,000 or 20% of the Fund's total assets. Interest payments on borrowings are based on 1.75% per annum over the Lender's cost of funds. For the year ended November 30, 1995, the weighted average interest rate paid by the Fund was 6.44% and the maximum and average amount of the loan outstanding during the year was $14,784,482 and $11,390,987, respectively. For the year ended November 30, 1995, $734,016 was paid or accrued by the Fund to the Lender for interest under the Agreement. At November 30, 1995, $6,288,627 was outstanding pursuant to the Agreement.

8.    CONCENTRATION OF RISK

      Investments in India may involve certain considerations and risks not typically associated with investments in the US as a result of, among others, the possibility of future political and economic conditions of developing countries and the level of Indian governmental supervision and regulation of its securities markets. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

9.    CAPITAL STOCK

      Transactions in capital stock were as follows:

                                                                                FOR THE PERIOD
                                             FOR THE YEAR                        MARCH 3, 1994*
                                                 ENDED                             THROUGH
                                          NOVEMBER 30, 1995                    NOVEMBER 30, 1994
                                     -------------------------------------------------------------------
                                       Shares          Amount             Shares               Amount
                                     -------------------------------------------------------------------
      Balance, beginning
        of period                    11,307,169     $156,660,008            7,169          $    100,008
      Net shares/proceeds
        from the initial offering          --               --         10,750,000           149,962,500
      Net shares/proceeds
        from the exercise of
        the underwriters' over-
        allotment option                   --               --            550,000             7,672,500
      Offering costs charged
        and adjustment/
        reclassifications to
        additional paid-in
        capital (Note 2)                   --         (1,994,772)            --              (1,075,000)
                                     -------------------------------------------------------------------
      Balance, end of period         11,307,169     $154,665,236       11,307,169          $156,660,008
                                     ===================================================================

      * Commencement of operations.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

10.   SHORT-TERM CAPITAL GAIN DISTRIBUTIONS

      On December 20, 1994, the Board of Directors of the Fund declared a short-term capital gain distribution of $0.178 per share, which was paid on January 19, 1995 to shareholders of record on December 30, 1994.

      On August 14, 1995, the Board of Directors of the Fund declared an additional short-term capital gain distribution of $0.012 per share, which was paid on September 14, 1995 to shareholders of record on August 24, 1995.

11.   QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                NET REALIZED
                                               AND UNREALIZED                NET
                                               GAIN (LOSS) ON        INCREASE (DECREASE)
                                 NET          INVESTMENTS AND           IN NET ASSETS
                             INVESTMENT       FOREIGN CURRENCY         RESULTING FROM      MARKET PRICE
                                LOSS            TRANSACTIONS             OPERATIONS           ON NYSE
      ---------------------------------------------------------------------------------------------------
                                     Per                   Per                    Per
                            Total   Share      Total      Share        Total     Share     High     Low
      QUARTER ENDED         (000)   US $       (000)       US $        (000)      US $     US $     US $
      ---------------------------------------------------------------------------------------------------
      February 28, 1995     (800)   (.07)     (33,376)    (2.95)     (34,176)    (3.02)   14.875   10.625
      May 31, 1995          (657)   (.06)      (3,367)    (0.30)      (4,024)    (0.36)   12.500   10.000
      August 31, 1995       (172)   (.01)      (9,305)    (0.82)      (9,477)    (0.83)   12.750   10.375
      November 30, 1995     (198)   (.02)     (36,796)    (3.25)     (36,994)    (3.27)   10.750    8.250
      ---------------------------------------------------------------------------------------------------
                          (1,827)   (.16)     (82,844)    (7.32)     (84,671)    (7.48)
      ---------------------------------------------------------------------------------------------------
      May 31, 1994*         (266)   (.02)       6,999      0.62        6,733      0.60    16.500   13.000
      August 31, 1994       (490)   (.04)      30,767      2.72       30,277      2.68    16.375   13.500
      November 30, 1994     (187)   (.02)     (19,198)    (1.70)     (19,385)    (1.72)   15.375   13.500
      ---------------------------------------------------------------------------------------------------
                            (943)   (.08)      18,568      1.64       17,625      1.56
      ===================================================================================================

      * For the period March 3, 1994 (commencement of operations) through May 31, 1994.

[JARDINE FLEMING LOGO]
JARDINE FLEMING
INDIA FUND, INC.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Jardine Fleming India Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jardine Fleming India Fund, Inc. (the "Fund") at November 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 3, 1994 (commencement of operations) through November 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York

January 22, 1996

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Dividend Reinvestment Plan
--------------------------------------------------------------------------------

The Fund operates an optional Dividend Reinvestment Plan (the "Plan") whereby:

a) shareholders may elect to receive income dividends and capital gain distributions (collectively referred to as "distributions") in the form of additional shares of the Fund (the "Share Distribution Plan").

b) shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank & Trust Company (the "Plan Agent"), as dividend paying agent.

The following should be noted with respect to the Plan:

1) The Share Distribution Plan allows you to reinvest your distributions into newly issued shares of the Fund with no brokerage charge or, if the market price of the shares on the distribution date is below their net asset value, have the Plan Agent purchase shares on your behalf in the open market at a pro rata share of the brokerage commission. Such distributions, if any, would be declared in December and paid and reinvested in January. Shareholders do not pay a service charge to participate in this program.

2) Under the Share Distribution Plan, whenever the Board of Directors of the Fund declares a distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares), if the market price of the shares on the date of the distribution is at or above the net asset value ("NAV") of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, purchase shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's account on, or after, the payment date.

3) For U.S. federal income tax purposes, shareholders electing to receive newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Share Distribution Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of such distribution.

4) There will be no brokerage charge to participants for shares issued directly by the Fund under the Share Distribution Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares in connection with the Share Distribution Plan. The Fund will pay fees of the Plan Agent for handling the Share Distribution Plan.

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------

5) You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

This information is only a summary. To receive a copy of the Dividend Reinvestment Plan brochure describing the full terms and conditions of the Plan, please contact:

      State Street Bank & Trust Company
      P.O. Box 8200
      Boston, MA 02266-8200
      USA

[JARDINE FLEMING LOGO]

JARDINE FLEMING
INDIA FUND, INC.

Other Information
--------------------------------------------------------------------------------

Since November 30,1994 there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes in the Fund's charter or by-laws, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Jonathan Boyer, the portfolio manager.

ANNUAL SHAREHOLDERS MEETING

The Fund's annual meeting of shareholders was held on May 11, 1995. Shareholders voted to elect Julian M.I. Reid, Jean Jocelyn de Chasteauneuf, Sir Satcam Boolell and Timothy R.H. Kimber as Directors, ratified the appointment of Price Waterhouse LLP as the Fund's independent accountant, and approved the Investment Advisory Agreement dated March 2, 1994. The resulting vote count for each proposal is listed below:

      1. Election of Directors:
         Julian M.I. Reid                   For:                    5,466,400
                                            Withheld Authority:     1,003,060

         Jean Jocelyn de Chasteauneuf       For:                    5,466,500
                                            Withheld Authority:     1,002,960

         Sir Satcam Boolell                 For:                    5,465,500
                                            Withheld Authority:     1,003,960

         Timothy R.H. Kimber                For:                    5,467,400
                                            Withheld Authority:     1,002,060

      2. Ratification of Appointment of Price Waterhouse LLP as the Fund's Independent Accountant:

                                            For:                    5,113,864
                                            Against:                   10,142
                                            Abstain:                1,345,454

      3. Approval of the Investment Advisory Agreement:

                                            For:                    4,677,397
                                            Against:                  1 4,527
                                            Abstain:                1,777,536

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sales of shares of the Fund or of any securities mentioned in this report.

                                       JFI
                                     LISTED
                                      NYSE



                     MITCHELL HUTCHINS ASSET MANAGEMENT INC.
               Administrator for Jardine Fleming India Fund, Inc.
                           1285 Avenue of the Americas
                              New York, N.Y. 10019
                             Telephone 212-713-2848